UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2007

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-31680 (Commission File Number)	22-2581418 (IRS Employer Identification No.)
383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On August 29, 2007, Bradley Pharmaceuticals, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to its Distribution Services Agreement (the “Services Agreement”) with Cardinal Health, Inc. (“Cardinal”). Under the Services Agreement, as amended, the Company pays Cardinal, under certain circumstances, a fee in exchange for certain product distribution, logistics and inventory management, return goods processing, and administrative services. The Amendment will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2007. The Company expects to request confidential treatment for portions of the Amendment in accordance with the procedures of the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: September 4, 2007